LEHMAN BROTHERS                                          Asset-Backed Securities


                              DERIVED INFORMATION


                                     [LOGO]

                                     CENTEX

                                  HOME EQUITY

                                  CORPORATION



                     $415,000,000 Certificates (approximate)
                      Centex Home Equity Loan Trust 1999-3



                  Centex Home Equity Corp. (Seller & Servicer)
                     CHEC Asset Receivable Corp. (Depositor)



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                2


                      Centex Home Equity Loan Trust 1999-3


                                      Offered Certificates - To 10% Call
                                                      Est.  Est. Prin.  Expected    Stated       Expected
            Approx.                          Tsy.     WAL     Window      Final      Final       Ratings
 Class        Size      Group     Type      Bmark    (yrs)    (mos)     Maturity   Maturity   (S&P/Moody's)
A-1        246,000,000    I    This Class is not available                                       AAA/Aaa
A-2        145,000,000   II     Flt - PT   1 mo LI    2.78     1 - 94   6/25/07   10/25/30       AAA/Aaa
A-3         24,000,000   II     Fxd - NAS   Curve     1.96    18 - 30   2/25/02   10/25/30       AAA/Aaa


                                      Sensitivity Analysis - To 10% Call

Group I % of PPC             50.0%       75.0%       100.0%       120.0%      150.0%      200.0%       250.0%
Group II CPR                 11.0%       16.5%        22.0%       28.0%       33.0%        44.0%       55.0%

Class A-2
Avg. Life (yrs)               7.43        4.98        3.64         2.78        2.24        1.50         1.03
Window (mo)                 1 - 212     1 - 152      1 - 115      1 - 94      1 - 76      1 - 55       1 - 42
Expected Final Mat.         4/25/17     4/25/12      3/25/09     6/25/07     12/25/05     3/25/04     2/25/03

Class A-3
Avg. Life (yrs)               2.46        2.18        2.04         1.96        1.92        1.88         1.87
Mod. Dur. (yrs)               2.17        1.94        1.83         1.76        1.73        1.70         1.69
Window (mo)                 18 - 43     18 - 36      18 - 32     18 - 30     18 - 29      18 - 29     18 - 29
Expected Final Mat.         3/25/03     8/25/02      4/25/02     2/25/02     1/25/02      1/25/02     1/25/02
Yield at 99.98480            7.215       7.190        7.175       7.165       7.160        7.155       7.153


                                  Pricing Speed

Group I       120% PPC

              100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

Group II      28% CPR



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                3


                             Terms of the Offering


Issuer:                                Centex Home Equity Loan Trust 1999-3

Offered Certificates:                  $246,000,000 Group I Certificates
                                       $169,000,000 Group II Certificates

Group I Certificates:                  Class A-1 (This class is not available)

Group II Certificates:                 Class A-2 and Class A-3

Depositor:                             CHEC Asset Receivable Corporation

Seller and Servicer:                   Centex Home Equity Corporation

Certificate Insurer:                   MBIA Insurance Corporation

Expected Settlement Date:              August 26, 1999 through DTC, Euroclear
                                       and CEDEL

Distribution Date:                     25th of each month, or the next
                                       succeeding Business Day (First
                                       Distribution Date:  September 27, 1999)

Cut-Off Date:                          August 1, 1999

Delay Days:                            24 days on Class A-1 and Class A-3
                                       0 days on Class A-2

Day Count:                             30/360 on Class A-1 and Class A-3
                                       Act/360 on Class A-2

Interest Accrual Period:               Accrues during the month preceding a
                                       Distribution Date on Class A-1 and
                                       Class A-3

                                       Accrues from the last Distribution Date
                                       (or the Closing Date in the case of the
                                       first Distribution Date) through the day preceding the current Distribution Date on Class A-2

Cleanup Call                           The entire deal is eligible for call
                                       when the combined Principal Balance of
                                       the Group I and Group II Mortgage Loans
                                       is less than 10% of sum the aggregate
                                       Principal Balance of the Mortgage Loans
                                       delivered on the Cut-Off Date plus the
                                       Initial Prefunding Account Deposit

Servicing Fee:                         0.50% of the aggregate Principal Balance
                                       of the Mortgage Loans

Denomination:                          $1,000 and multiples of $1 in excess
                                       thereof

SMMEA Eligibility:                     The Certificates are not expected to be
                                       SMMEA eligible

ERISA Eligibility:                     The Certificates are expected to be ERISA
                                       eligible

Tax Status:                            REMIC for federal income tax purposes

Mortgage Loan Pool:                    o    Loan Group I: Consists of all
                                            Mortgage Loans which accrue interest
                                            at fixed rates

                                       o    Loan Group II: Consists of all
                                            Mortgage Loans which accrue interest
                                            at adjustable rates, including those
                                            loans which bear interest at fixed
                                            rates for two years before beginning
                                            to adjust


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                4

Capitalized Interest Account:          o    Certain amounts will be deposited in
                                            a Capitalized Interest Account to
                                            cover interest payments on the
                                            securities during the Prefunding
                                            Period.

Prefunding Account:                    o    An amount equal to $[103,901,097.12]
                                            will be deposited in a Prefunding
                                            Account on the Closing Date.

                                       o    Group I Initial Prefunding Account
                                            Deposit: $[61,635,253.27]
                                            Group II Initial Prefunding Account
                                            Deposit: $[42,265,843.85]

                                       o    Amounts in this account will be used
                                            to purchase additional loans to be
                                            added to the trust up to [3] months
                                            after the Closing Date. Any amounts
                                            remaining in this account at the end
                                            of the Prefunding Period will be
                                            distributed to the Certificates as a
                                            payment of principal on the next
                                            Distribution Date

Credit Enhancement:                    o    MBIA Insurance Policy

                                       o    Excess Interest

                                       o    Overcollateralization will be built
                                            to certain target levels set by
                                            MBIA; The overcollateralization
                                            level may step-down over time

                                       o    Cross-collateralization: Excess
                                            interest from one loan group will be
                                            available to fund interest
                                            shortfalls, cover losses and build
                                            overcollateralization in the other
                                            loan group, according to the
                                            priority described in the Pooling
                                            and Servicing Agreement

Certificate Principal:                 o    Class A-1 Certificates are paid down
                                            primarily with principal collected
                                            on the Group I Loans

                                       o    Class A-2 and Class A-3 Certificates
                                            are paid down primarily with
                                            principal collected on the Group II
                                            Loans

                                       o    Group II principal collections are
                                            allocated in the following order:

                                       1.   The Class A-3 Principal Distribution
                                            Amount to Class A-3 until this class
                                            is paid down to zero

                                       2.   All remaining amounts first to Class
                                            A-2 until this class is paid down to
                                            zero, and then to Class A-3 until
                                            this class is paid down to zero

                                            The Class A-3 Principal Distribution
                                            Amount is equal to the Class A-3
                                            Lockout Percentage multiplied by the
                                            Class A Principal Distribution
                                            Amount for the Group II
                                            Certificates.

                                            The Class A-3 Lockout Percentage is
                                            equal to the following:

                                            Distribution Date                  Class A-3 Lockout Percentage
                                            -----------------                  ----------------------------

                                            September 1999 - February 2001                        0 %
                                            March 2001 and thereafter                            75 %


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                5

Class A-2 Interest:                    o   Interest accrues from the last
                                           Distribution Date (or the Closing
                                           Date in the case of the first
                                           Distribution Date) to the day
                                           preceding the current Distribution
                                           Date at the Class A-2 Pass-Through
                                           Rate on an Actual/360 basis

                                       o   The Class A-2 Pass-Through Rate is
                                           equal to the lesser of (a) 1 month
                                           LIBOR + the applicable margin (the
                                           "Formula Rate") and (b) the Group II
                                           Net WAC Cap

                                       o   The Group II Net WAC Cap is equal to
                                           the weighted average Loan Rate of the
                                           Group II Mortgage Loans less the
                                           Servicing Fee, Trustee Fee, Surety
                                           Premium and 0.50% starting in month
                                           13

                                       o   Interest is paid monthly on the
                                           Distribution Date and 1 month LIBOR
                                           (the "Index") is adjusted monthly

                                       o   The margin on the Class A-2
                                           Certificates will double if the
                                           Cleanup Call is not exercised on the
                                           first possible Distribution Date

                                       o   The LIBOR Carryover feature pays any
                                           unpaid Class A-2 interest from prior
                                           Distribution Dates, due to the
                                           application of the Group II Net WAC
                                           Cap, on future Distribution Dates
                                           (with accrued interest thereon) to
                                           the extent of funds available; The
                                           payment of any such amount is not
                                           rated by S&P and Moody's

                                       o   Interest entitlement is reduced by a
                                           pro rata share of interest shortfalls
                                           due to application of the Soldiers'
                                           and Sailors' Civil Relief Act of 1940
                                           and compensating interest shortfalls,
                                           to the extent they are not covered by
                                           the Servicer or Credit Enhancer

Class A-3 Interest:                    o   Interest accrues during the calendar
                                           month preceding the current
                                           Distribution Date at the fixed Class
                                           A-3 Certificate Rate on a 30/360
                                           basis

                                       o   Interest is paid monthly on the
                                           Distribution Date

                                       o   Interest entitlement is reduced by a
                                           pro rata share of interest shortfalls
                                           due to application of the Soldiers'
                                           and Sailors' Civil Relief Act of 1940
                                           and compensating interest shortfalls,
                                           to the extent they are not covered by
                                           the Servicer or Credit Enhancer


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                6


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

Total Number of Loans                                       1,314

Total Outstanding Loan Balance                    $126,734,156.15

Average Loan Principal Balance                         $96,449.13   $11,995.55 to $391,374.87

WA Coupon                                                  10.77%             6.95% to 15.30%

ARM Characteristics

        Margin                                              6.88%             3.40% to 11.20%
        First Periodic Cap                                  1.78%              1.00% to 2.00%
        Subsequent Periodic Cap                             1.00%
        Lifetime Cap                                       17.76%            13.95% to 22.30%
        Lifetime Floor                                     10.76%             6.95% to 15.30%

WA Original Term (mo.)                                 359 months                  120 to 360

WA Remaining Term (mo.)                                358 months                  119 to 360

WA Original LTV                                            83.58%            21.66% to 99.03%

Loan Type

        6 mo LI ARM                                        22.35%
        2 yr Fixed, 6 mo LI ARM                            77.65%

Property Type

        Single Family                                      81.60%
        PUD                                                 7.66%
        Two- to Four-Family                                 6.78%
        Townhouse                                           1.65%
        Condo                                               1.54%
        Manufactured Housing                                0.76%

Occupancy Status

        Primary Home                                       97.52%
        Investment                                          2.06%
        Second Home                                         0.42%

Geographic Distribution

other states account individually for less than   CA:       7.72%
5% of pool balance                                WA:       6.97%
                                                  OH:       6.85%
                                                  NY:       6.47%
                                                  TX:       6.25%
                                                  NC:       5.45%

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                7


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                           Cut-Off Date Principal Balances

($)                          Mortgage    Cut-Off Date Principal   % of Cut-Off Date Pool
                              Loans           Balance ($)            Principal Balance
0.01 - 50,000.00                232          9,056,758.65                    7.15
50,000.01 - 100,000.00          617         44,654,979.59                   35.24
100,000.01 - 150,000.00         285         35,024,426.59                   27.64
150,000.01 - 200,000.00          95         16,433,486.62                   12.97
200,000.01 - 250,000.00          45         10,119,445.36                    7.98
250,000.01 - 300,000.00          28          7,461,996.33                    5.89
300,000.01 - 350,000.00          10          3,217,688.14                    2.54
350,000.01 - 400,000.00           2            765,374.87                    0.60
Total:                        1,314        126,734,156.15                  100.00


                                        Loan Rates


(%)                  Mortgage    Cut-Off Date Principal   % of Cut-Off Date Pool
                      Loans           Balance ($)            Principal Balance

6.501 - 7.000            2            318,537.83                       0.25
7.501 - 8.000            5            653,357.02                       0.52
8.001 - 8.500           11            946,470.54                       0.75
8.501 - 9.000           42          5,575,852.29                       4.40
9.001 - 9.500           83          8,548,035.10                       6.74
9.501 - 10.000         180         18,689,293.04                      14.75
10.001 - 10.500        175         18,192,147.37                      14.35
10.501 - 11.000        303         30,494,418.58                      24.06
11.001 - 11.500        155         14,346,643.89                      11.32
11.501 - 12.000        192         17,581,700.60                      13.87
12.001 - 12.500         73          5,611,375.14                       4.43
12.501 - 13.000         43          2,950,240.75                       2.33
13.001 - 13.500         20            988,270.06                       0.78
13.501 - 14.000         18          1,150,708.79                       0.91
14.001 - 14.500          4            282,300.00                       0.22
14.501 - 15.000          6            308,331.32                       0.24
15.001 - 15.500          2             96,473.83                       0.08
Total:               1,314        126,734,156.15                     100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                8


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                        Original Term to Stated Maturity

(months)         Mortgage       Cut-Off Date Principal    % of Cut-Off Date Pool
                  Loans              Balance ($)             Principal Balance

120                   2                    82,280.18                0.06
180                  10                   683,038.54                0.54
240                   7                   390,724.60                0.31
360               1,295               125,578,112.83               99.09
Total:            1,314               126,734,156.15              100.00

                        Remaining Term to Stated Maturity

(months)         Mortgage       Cut-Off Date Principal    % of Cut-Off Date Pool
                  Loans              Balance ($)             Principal Balance

61 - 120               2                   82,280.18                 0.06
121 - 180             10                  683,038.54                 0.54
181 - 240              7                  390,724.60                 0.31
301 - 360          1,295              125,578,112.83                99.09
Total:             1,314              126,734,156.15               100.00

                                    Seasoning

(months)         Mortgage       Cut-Off Date Principal    % of Cut-Off Date Pool
                  Loans               Balance ($)             Principal Balance

0                    729                69,279,893.51               54.67
1 - 6                583                57,257,229.19               45.18
7 - 12                 1                    67,096.35                0.05
13 +                   1                   129,937.10                0.10
Total:             1,314               126,734,156.15              100.00


                                    Loan Type

                                      Mortgage    Cut-Off Date Principal    % of Cut-Off Date Pool
                                       Loans           Balance ($)             Principal Balance

6 Month Libor ARM                        282         28,325,889.59                       22.35
2 yr Fixed, 6 Month Libor ARM          1,032         98,408,266.56                       77.65
Total:                                 1,314        126,734,156.15                      100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                9


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                          Original Loan-to-Value Ratio

(%)                             Mortgage    Cut-Off Date Principal   % of Cut-Off Date Pool
                                 Loans           Balance ($)            Principal Balance
                                 -----           -----------            -----------------

less than or equal to 50.00         27          1,431,458.22                   1.13
50.01 - 55.00                        6            392,007.76                   0.31
55.01 - 60.00                       17          1,009,365.62                   0.80
60.01 - 65.00                       28          1,985,834.84                   1.57
65.01 - 70.00                       41          2,832,247.77                   2.23
70.01 - 75.00                      124         11,465,987.81                   9.05
75.01 - 80.00                      271         25,592,046.78                  20.19
80.01 - 85.00                      281         26,641,777.04                  21.02
85.01 - 90.00                      451         49,393,759.74                  38.97
90.01 - 95.00                       47          4,229,360.56                   3.34
95.01 - 100.00                      21          1,760,310.01                   1.39
Total:                           1,314        126,734,156.15                 100.00


                                 Occupancy Type

                     Mortgage    Cut-Off Date Principal   % of Cut-Off Date Pool
                      Loans            Balance ($)           Principal Balance
                      -----            -----------           -----------------

Primary Home           1,258          123,594,699.98               97.52
Investment                49            2,607,388.77                2.06
Second Home                7              532,067.40                0.42
Total:                 1,314          126,734,156.15              100.00

                                  Property Type

                                        Mortgage           Cut-Off Date Principal        % of Cut-Off Date Pool
                                         Loans                  Balance ($)                 Principal Balance
                                         -----                  -----------                 -----------------
Single Family                                1,100              103,412,332.14                         81.60
PUD                                             73                9,712,600.16                          7.66
2-4 Family                                      86                8,598,885.57                          6.78
Townhouse                                       21                2,092,180.80                          1.65
Condo                                           20                1,951,367.34                          1.54
Manufactured Housing                            14                  966,790.14                          0.76
Total:                                       1,314              126,734,156.15                        100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               10


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                                     States

                Mortgage      Cut-Off Date Principal     % of Cut-Off Date Pool
                 Loans             Balance ($)              Principal Balance
AR                   1                   44,780.26                    0.04
AZ                  40                3,525,010.55                    2.78
CA                  64                9,783,434.16                    7.72
CO                  30                3,901,834.17                    3.08
CT                  22                2,802,539.67                    2.21
DE                   5                  428,813.04                    0.34
FL                  47                4,177,854.04                    3.30
GA                  64                6,135,123.93                    4.84
IA                  10                  658,988.80                    0.52
ID                   2                  292,903.53                    0.23
IL                  37                3,577,116.54                    2.82
IN                  26                1,488,689.10                    1.17
KS                  10                  710,475.33                    0.56
KY                   9                1,015,048.46                    0.80
LA                   4                  442,915.47                    0.35
MA                  27                3,450,778.70                    2.72
MD                  22                2,387,063.30                    1.88
ME                  18                1,770,277.24                    1.40
MI                  35                2,756,957.04                    2.18
MN                  37                3,141,735.90                    2.48
MO                  58                3,664,570.38                    2.89
MS                   7                  489,347.02                    0.39
MT                   3                  169,034.41                    0.13
NC                  79                6,903,794.71                    5.45
NE                  16                1,145,249.68                    0.90
NH                  12                1,316,995.68                    1.04
NJ                  27                3,219,562.04                    2.54
NM                   9                  972,905.07                    0.77
NV                  18                2,184,933.52                    1.72
NY                  81                8,196,688.51                    6.47
OH                 113                8,680,851.45                    6.85
OK                  30                1,692,375.42                    1.34
OR                  16                2,236,927.25                    1.77
PA                  71                4,786,190.77                    3.78
RI                   5                  327,135.83                    0.26
       continued...


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               11


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.


                               States (continued)

             Mortgage     Cut-Off Date Principal    % of Cut-Off Date Pool
              Loans            Balance ($)             Principal Balance

SC                34              2,859,183.07                   2.26
TN                27              2,681,064.80                   2.12
TX                79              7,917,585.82                   6.25
UT                 4                389,311.54                   0.31
VA                16              1,768,165.67                   1.40
VT                 2                288,739.25                   0.23
WA                56              8,829,324.50                   6.97
WI                35              3,125,545.03                   2.47
WV                 2                131,815.11                   0.10
WY                 4                264,520.39                   0.21
Total:         1,314            126,734,156.15                 100.00

                               Documentation Type

                         Mortgage     Cut-Off Date Principal   % of Cut-Off Date Pool
                          Loans            Balance ($)            Principal Balance
Full Documentation         1,153         108,167,396.94                    85.35
Stated Income                117          12,471,147.31                     9.84
Limited Documentation         44           6,095,611.90                     4.81
Total:                     1,314         126,734,156.15                   100.00


                                  Credit Grade

               Mortgage    Cut-Off Date Principal    % of Cut-Off Date Pool
                Loans           Balance ($)             Principal Balance

A+                 11          1,271,158.66                        1.00
A1                197         23,863,632.84                       18.83
A2                607         60,790,823.57                       47.97
B                 249         22,175,428.81                       17.50
C1                166         12,579,109.56                        9.93
C2                 82          5,943,865.85                        4.69
D                   2            110,136.86                        0.09
Total:          1,314        126,734,156.15                      100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               12


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.


                                     Margin

(%)                  Mortgage   Cut-Off Date Principal   % of Cut-Off Date Pool
                      Loans          Balance ($)            Principal Balance

2.001 - 4.000             6           790,754.52                       0.62
4.001 - 6.000           247        25,544,122.19                      20.16
6.001 - 8.000           873        86,008,695.21                      67.87
8.001 - 10.000          171        13,460,130.55                      10.62
10.001 - 12.000          17           930,453.68                       0.73
Total:                1,314       126,734,156.15                     100.00


                            Next Rate Adjustment Date

                      Mortgage   Cut-Off Date Principal   % of Cut-Off Date Pool
                       Loans          Balance ($)            Principal Balance

October 1999                2           179,836.96                    0.14
November 1999              38         3,423,190.29                    2.70
December 1999              91         9,280,402.59                    7.32
January 2000               89         9,069,424.74                    7.16
February 2000              62         6,373,035.01                    5.03
June 2000                   1           129,937.10                    0.10
July 2000                   1            67,096.35                    0.05
February 2001               1            80,631.63                    0.06
April 2001                  1           197,657.75                    0.16
May 2001                  146        13,688,568.59                   10.80
June 2001                 304        30,406,941.38                   23.99
July 2001                 356        32,229,302.42                   25.43
August 2001               222        21,608,131.34                   17.05
Total:                  1,314       126,734,156.15                  100.00


                              Initial Periodic Cap

(%)                   Mortgage   Cut-Off Date Principal   % of Cut-Off Date Pool
                       Loans          Balance ($)            Principal Balance

1.000                    282            28,325,889.59                22.35
2.000                  1,032            98,408,266.56                77.65
Total:                 1,314           126,734,156.15               100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               13


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                                  Lifetime Cap

(%)                   Mortgage    Cut-Off Date Principal  % of Cut-Off Date Pool
                       Loans           Balance ($)           Principal Balance

13.501 - 14.000             2            318,537.83                  0.25
14.501 - 15.000             5            653,357.02                  0.52
15.001 - 15.500            11            946,470.54                  0.75
15.501 - 16.000            42          5,575,852.29                  4.40
16.001 - 16.500            83          8,548,035.10                  6.74
16.501 - 17.000           181         18,769,924.67                 14.81
17.001 - 17.500           175         18,192,147.37                 14.35
17.501 - 18.000           302         30,413,786.95                 24.00
18.001 - 18.500           155         14,346,643.89                 11.32
18.501 - 19.000           192         17,581,700.60                 13.87
19.001 - 19.500            73          5,611,375.14                  4.43
19.501 - 20.000            43          2,950,240.75                  2.33
20.001 - 20.500            20            988,270.06                  0.78
20.501 - 21.000            18          1,150,708.79                  0.91
21.001 - 21.500             4            282,300.00                  0.22
21.501 - 22.000             6            308,331.32                  0.24
22.001 - 22.500             2             96,473.83                  0.08
Total:                  1,314        126,734,156.15                100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               14


                          Group II Collateral Summary


Collateral statistics for the adjustable rate home equity loans are listed below as of the Cut-Off Date.

                             Prepayment Penalty Term

(months)        Mortgage     Cut-Off Date Principal    % of Cut-Off Date Pool
                 Loans            Balance ($)             Principal Balance

None                429          37,673,117.21                     29.73
12                   53           7,688,413.40                      6.07
24                  130          14,835,002.91                     11.71
36                  131          13,783,534.18                     10.88
42                    4             419,986.45                      0.33
48                    1              83,407.85                      0.07
60                  566          52,250,694.15                     41.23
Total:            1,314         126,734,156.15                    100.00






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).